DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Payroll and Social Security Taxes Payable (Details) - ARS ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current [Abstract]
Vacation benefit payable	$ 8,964,896	$ 8,016,798
Annual bonus payable	7,055,433	2,717,233
Social security taxes payable	3,402,055	2,808,103
UT	25,916	14,271
Total	$ 19,448,300	$ 13,556,405